UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 15, 2005
                                (April 12, 2005)

                                SEARCHHELP, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                        333-97687              11-3621755
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(State or other jurisdiction of    (Commission File Number)   (IRS Employer
       incorporation)                                        Identification No.)


            1055 Stewart Avenue, Suite 12, Bethpage, New York, 11714
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          (Address of principal executive offices, including zip code)

                                  516-922-4765
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Forward-Looking Statements under the Private Securities Litigation Reform Act of
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by SearchHelp, Inc. (the "Company"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            (b) On April 12, 2005, Mr. David Barnes was appointed as a director of the Company. Mr. Barnes was also appointed as chairman and financial expert of the audit committee as well as the chairman of the compensation committee. Prior to this appointment, there was no relationship between Mr. Barnes and the Company or any of its officers, directors or shareholders owning five percent (5%) or more of the Company's shares of common stock. Mr. Barnes will serve as director until the Company's next annual meeting of stockholders or until his successors shall have been duly elected.

Item 9.01   Financial Statements and Exhibits

            (c)   Press release issued by SearchHelp, Inc. on April 15, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 15, 2005

                                        SEARCHHELP, INC.

                                        By: /s/ William Bozsnyak
                                            ----------------------------------
                                            Name: William Bozsnyak
                                            Title: Chief Executive Officer